US AIRWAYS REPORTS NOVEMBER TRAFFIC

ARLINGTON, Va., Dec. 6, 2004 -- US Airways reported its November 2004 passenger traffic today.

     Mainline revenue passenger miles for November 2004 increased 2.0 percent on a 1.3 percent increase in available seat miles compared to November 2003. The passenger load factor was 73.1 percent (a record for any November in the company's history), which is a 0.5 percentage point increase compared to November 2003.

     Revenue passenger miles for US Airways mainline during the first 11 months of 2004 increased 6.7 percent on a 3.6 percent increase in available seat miles compared to the same period in 2003. The passenger load factor for January through November 2004 was 75.5 percent, a 2.1 percentage point increase compared to the same period in 2003.

     The two wholly owned subsidiaries of US Airways Group, Inc., Piedmont Airlines, Inc. and PSA, Inc., -- and MidAtlantic Airways, reported a 117.0 percent increase in revenue passenger miles for November 2004, on 98.4 percent more capacity, compared to November 2003. The passenger load factor was 62.5 percent, a 5.4 percentage point increase compared to November 2003. The triple digit increase in revenue passenger miles is attributed to the company's rapid expansion of regional jet flying over the past 12 months.

     Revenue passenger miles for the two wholly owned subsidiaries of US Airways Group, Inc., and MidAtlantic Airways for the first 11 months of 2004 increased 56.7 percent on a 35.7 percent increase in available seat miles compared to January through November 2003. The passenger load factor for the first 11 months of 2004 was 61.4 percent, an 8.2 percentage point increase compared to the same period in 2003.

     Mainline system passenger unit revenue for November 2004 is expected to decrease between 6.5 percent and 7.5 percent compared to November 2003.

     The mainline load factor in November markets where US Airways offers GoFares was 76.6 percent, compared to a 71.4 percent load factor in non-GoFares markets. GoFares now are offered on 29 percent of US Airways' flights.

     US Airways ended the month of November by completing 99.3 percent of its scheduled departures.

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect the current views of US Airways Group (the "company") with respect to current events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" or similar words. These forward-looking statements may also use different phrases. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the actual results of the company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the company to continue as a going concern; the ability of the company to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing or other financing; the ability of the company to maintain adequate liquidity; the ability of the company to absorb escalating fuel costs; the company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the company to obtain and maintain normal terms with vendors and service providers; the company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on the company's liquidity or results of operations; the ability of the company to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of the company to fund and execute its Transformation Plan during the Chapter 11 proceedings and in the context of a plan of reorganization and thereafter; the ability of the company to attract, motivate and/or retain key executives and associates; the ability of the company to attract and retain customers; the ability of the company to maintain satisfactory labor relations; demand for transportation in the markets in which the company operates; economic conditions; labor costs; financing availability and costs; security-related and insurance costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low-cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the Iraqi war and the Iraqi occupation; other acts of war or terrorism; and other risks and uncertainties listed from time to time in the company's reports to the SEC. There may be other factors not identified above of which the company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the company's various pre-petition liabilities, common stock and/or other equity securities. Accordingly, the company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

	US AIRWAYS, INC.
SELECTED TRAFFIC STATISTICS

	November 2004	November 2003	Percent Change

Revenue Passenger Miles (000):
Domestic*	2,371,859	2,312,422	2.6
International*	712,724	712,269	0.1
Total-Scheduled Service	3,084,583	3,024,692	2.0
Total (Including Charter)	3,085,294	3,025,913	2.0

Available Seat Miles (000):
Domestic*	3,280,687	3,241,690	1.2
International*	939,666	925,908	1.5
Total-Scheduled Service	4,220,353	4,167,598	1.3
Total (Including Charter)	4,221,386	4,169,430	1.2

Passengers Boarded*	3,355,008	3,398,076	(1.3)
System Load Factor*	73.1	72.6	0.5
Average Passenger Journey*	919.4	890.1	3.3

* scheduled service

NOTE:          Numbers may not add or calculate due to rounding

	US AIRWAYS, INC.
YEAR-TO-DATE 2004

	Jan.-Nov. 2004	Jan.-Nov. 2003	Percent Change

Revenue Passenger Miles (000):
Domestic*	27,103,214	26,056,271	4.0
International*	9,824,500	8,559,323	14.8
Total-Scheduled Service	36,927,715	34,615,594	6.7
Total (Including Charter)	36,931,786	34,670,414	6.5

Available Seat Miles (000):
Domestic*	36,362,934	36,207,367	0.4
International*	12,561,828	10,998,632	14.2
Total-Scheduled Service	48,924,763	47,205,999	3.6
Total (Including Charter)	48,931,815	47,294,103	3.5

Passengers Boarded*	38,243,420	37,799,692	1.2
System Load Factor*	75.5	73.3	2.1
Average Passenger Journey*	965.6	915.8	5.4

* scheduled service

NOTE:          Numbers may not add or calculate due to rounding

	US AIRWAYS EXPRESS**
SELECTED TRAFFIC STATISTICS

	November 2004	November 2003	Percent Change
Revenue Passenger Miles (000)	238,160	109,737	117.0
Available Seat Miles (000)	380,959	192,027	98.4
Passengers Boarded*	678,489	490,026	38.5
System Load Factor*	62.5	57.1	5.4
Average Passenger Journey	351.0	223.9	56.7

	US AIRWAYS EXPRESS**
YEAR-TO-DATE 2004

	Jan.-Nov. 2004	Jan.-Nov. 2003	Percent Change
Revenue Passenger Miles (000)	1,865,081	1,189,992	56.7
Available Seat Miles (000)	3,039,590	2,239,743	35.7
Passengers Boarded*	6,474,188	5,392,988	20.0
System Load Factor*	61.4	53.1	8.2
Average Passenger Journey	288.1	220.7	30.6

*scheduled service

** Piedmont Airlines, Inc., PSA Airlines, Inc., and MidAtlantic Airways

NOTE:          Numbers may not add or calculate due to rounding

NUMBER:          4860